Grosvenor Registered Multi-Strategy Fund (TI 1), LLC (the “Fund”)

Supplement dated September 24, 2019 to the current Prospectus

The following information supplements and supersedes any information to the contrary relating to the Fund contained in the current Prospectus.

At an in-person meeting held on September 19, 2019, the Board of Directors of the Fund (the “Board”) approved a reduction in the Fund’s management fee, a new expense limitation agreement, and the elimination of the sales load, to be effective on or about December 1, 2019 (the “Effective Date”). Accordingly, the Prospectus is hereby amended as of the Effective Date as follows:

The Fund will pay Grosvenor Capital Management, L.P. (the “Adviser”) a management fee at an annual rate of 0.10% of the net assets of the Fund, determined as of the last business day of the previous month and payable each month before any withdrawals or distributions, for the Adviser’s provision of investment advice and administrative services. Grosvenor Registered Multi-Strategy Master Fund, LLC (the “Master Fund”) will continue to pay the Adviser a monthly fee of 0.0833% (1.00% on an annualized basis) of the net assets of the Master Fund determined as of the last business day of the month (prior to any withdrawal or distribution of capital during the month).

In addition, as of the Effective Date, the Adviser agrees to waive fees or pay or absorb expenses of the Fund to the extent necessary to limit the ordinary operating expenses of the Fund to 1.75% per annum of the Fund’s average monthly net assets, subject to possible reimbursement by the Fund.

Lastly, as of the Effective Date, the Fund will no longer charge a sales load.

Also at the meeting held on September 19, 2019, the Board voted to approve a reorganization of Grosvenor Registered Multi-Strategy Fund (W), LLC (the “Acquired Fund” and, together with the Fund, the “Funds”) into the Fund, as described below (the “Reorganization”). The Reorganization does not require member approval and is expected to be a tax-free reorganization for U.S. federal income tax purposes.

Both the Fund and the Acquired Fund serve as feeder funds and invest substantially all of their assets in the Master Fund. Accordingly, both Funds have identical investment objectives, strategies and risks. The combined Fund is expected to continue to invest in the Master Fund and continue to have the same investment objective and strategies as the Fund.

The Reorganization is expected to occur as of the close of business on or about November 30, 2019. Under the terms of the Reorganization, the Acquired Fund will transfer to the Fund all of its assets in exchange for shares of the Fund, and the Fund would assume the Acquired Fund’s stated liabilities. The corresponding shares of the Fund would then be distributed to the Acquired Fund’s members, and the Acquired Fund would be terminated. Further information regarding the proposed Reorganization will be contained in a prospectus/information statement, which is scheduled to be available on or about October 31, 2019, or as soon thereafter as possible.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding the Reorganization, or to receive a free copy of the prospectus/information statement relating to the Reorganization, once it is available, please call the Funds’ telephone number: 312-506-6500. The prospectus/information statement contains important information about the Fund, the Acquired Fund, and the combined Fund’s objectives, strategies, fees, expenses, risks, and the Board’s considerations in approving the Reorganization. The prospectus/information statement also will be available for free on the SEC’s website (www.sec.gov).

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.